                                                  TO PROSPECTUS DATED MAY 1, 2003 FOR

                                                 PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

                                                            with respect to

                                       Survivorship Variable Universal Life Insurance Contracts

The following replaces the first paragraph in the “Tax Consequences of Buying this Contract” section on page 8 of the Pruco Life Survivorship Variable Universal Life prospectus:

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

In addition, the third through sixth paragraphs are removed from the “Tax Treatment of Contract Benefits” section on page 32 of the Pruco Life Survivorship Variable Universal Life prospectus.

SVUL2SUP Ed. 2-2004